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                                                                    Exhibit 10.6


                           [HongkongBank LETTERHEAD]

Ref: CORPORATE BANKING CENTRE ESD - TEAM C
CONFIDENTIAL

Zindart Industrial Co Ltd
Flat D 25/F Block 1
Tai Ping Industrial Centre
Lot No 1637 Ting Kok Road
Tai Po
New Territories

Attn: Madam Leung Wai King Domina                               22 May 1996

Dear Madam

BANKING FACILITIES
A/C NO. 004-121141-001

With reference to our recent discussion, we are pleased to confirm our agreement to revising the following banking facilities to your company. These facilities are subject to review at any time and, in any event by 31 July 1996, and also subject to our overriding right of withdrawal and repayment on demand, including the right to call for cash cover on demand for prospective and contingent liabilities.

                                        New                   Previously
                                        ---                   ----------

OVERDRAFT (A/C 004-121141-001)          HKD20,000,000.-@      HKD5,000,000.-*

Interest on the overdraft facility
will continue to be charged on daily
balances at 0.75% over our best
lending rate, (currently 8.5% per
annum, but subject to fluctuation at
our discretion) and payable monthly
in arrears to the debit of your
current account.

@   Temporary limit until
    30 November 1996

*   Temporary limit until
    31 May 1996

IMPORT/EXPORT FACILITIES                HKD20,000,000.-#      HKD20,000,000.-#

Documentary credits with import finance
up to 90 days (less any usance/credit
periods granted by your suppliers)
and/or D/P bills purchased on approved
drawees
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     CORPORATE BANKING CENTRE ESD - TEAM C
CONFIDENTIAL

Zindart Industrial Co Ltd                                           22 May 1996


                                      -2-

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

                                             New               Previously
                                             ---               ----------
within which                         (HKD20,000,000.-#-)    (HKD20,000,000.-#-)
------------

Goods under your control and/or
trust receipts and/or D/A bills
purchased up to 90 days on
approved drawees.

Interest on your HKD import loans
will be charged on a daily basis
at 1/2% over our best lending
rate (currently 8-1/2% per annum,
but subject to fluctuation at our
discretion) and payable monthly
in arrears to the debit of your
current account.

#  Within Import/Export (Trust
   Receipt/DA) line. HKD5,000,000.-
   (HKD5,000,000.-) is switchable
   to Overdraft facility.

-  A sub-limit of HKD5,000,000.- for
   Clean Import Loan against valid
   sales invoices and shipping/title
   documents from regular unrelated
   suppliers.



New SIBOR Lease Facility                : USD equivalent of
------------------------                  HKD5,000,000.-
1.  Lessee                              : Zindart Industrial Co Ltd

2.  Location of Goods                   : China

3.  Initial Rental                      : 50% of invoice value

4.  Lease Period - Primary Period       : 16 quarters

5.  Lease Period - Secondary Period     : 16 quarters (USD20.-per year, payable
                                          annually in arrears)

6.  Details of Goods                    : Various machines

7.  Drawdown                            : Drawdown will be supported by invoices
                                          with minimum amount of USD equivalent
                                          to HKD1,000,000.-

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CORPORATE BANKING CENTRE ESD - TEAM C

CONFIDENTIAL

Zindart Industrial Co Ltd                                           22 May 1996

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7.      Rental-Primary period:          Interest will be charged at 1-1/2%
                                        over 3 months' Singapore Interbank
                                        Offer Rate (SIBOR) payable in full on
                                        maturity of each drawing to the debit
                                        of your account with us.

8.      Condition Precedent:            The Lease will come into effect upon
                                        receipt by us of:-

                                        (a)  a SIBOR Lease Agreement as
                                             referred to below duly executed
                                             on behalf of the Lessee; and

                                        (b)  the documents and evidence
                                             referred to in the Appendix to
                                             this letter, in form and content
                                             satisfactory to us.

The leasing facility will be made available to you on our standard Terms and Conditions as set out in the SIBOR Lease Agreement.

The terms and conditions of this offer are based on the current laws and regulations. In the event of any material change in any law or regulation which takes place between the date of the offer and the drawdown under the relevant SIBOR Lease Agreement and which may affect this facility, the Bank reserves the right to renegotiate the said terms and conditions.

Separate letter(s) will be issued to you upon receipt of the original invoice(s) per drawdown.

Accrual of Interest and Other Sums

Please note that interest and other sums expressed to be chargeable or payable on a periodic basis will nonetheless accrue from day to day and amounts so accrued may be demanded at any time.


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        CORPORATE BANKING CENTRE ESD - TEAM C
CONFIDENTIAL

Zindart Industrial Co Ltd                                           22 May 1996


                                     - 4 -

-------------------------------------------------------------------------------

All other facilities, terms and conditions remain unchanged as previously stated on our facility letters dated 21 August 1995 and 27 November 1995.

Please note that amendment fee of HKD15,000.- will be charged to the debit of your current account upon receipt of your acceptance to these facilities.

Please arrange for the authorized signatories of your company, in accordance with the terms of the mandate given to the bank, to sign and return to us the duplicate copy of this letter to signify your continued understanding and acceptance of the terms and conditions under which these facilities are granted.

These facilities will remain open for acceptance until the close of business on 12 June 1996 and if not accepted by that date will be deemed to have lapsed.

We look forward to be of continued assistance.

Yours faithfully





Carol K Y L Lui
Senior Corporate Relationship Manager
KM/rk

Enc
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                                  THE APPENDIX


                         CONDITION PRECEDENT DOCUMENTS

(1)     Original Invoices bearing the following certification:-

        "The goods are supplied to Zindart Industrial Co Ltd in their capacity as agent for The Hongkong and Shanghai Banking Corporation Limited."

(2) Original signed delivery receipts acknowledging receipt of the Goods in good condition (a copy of our standard form delivery receipt is attached).

(3) Original insurance policies as required by the SIBOR Lease Agreement and the premium receipts.

(4) A certified copy of a Board Resolution authorizing your company to enter into the SIBOR Lease Agreement and naming two authorized signatories.

(5)     Original receipt of initial rental.

                       FOR SALE AND LEASEBACK ARRANGEMENT

(6) A certified copy of a Board Resolution authorizing your company to enter into the SIBOR Lease Agreement(s) and Sale & Purchase Agreement(s) and naming two authorized signatories.

(7)     A Sale & Purchase Agreement as per sample attached.

(8)     "Disclaimer Letters" to Commissioner of Inland Revenue.

(9)     Original receipts.